Exhibit 99.13

Execution Version

FOURTH AMENDMENT TO FORBEARANCE AGREEMENT

THIS FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is dated as of October 9, 2014 by and among Unitek Global Services, Inc., a Delaware corporation (the “Borrower”), the undersigned Subsidiary Guarantors, the Lenders party hereto constituting Required Lenders (the “Consenting Lenders”), and Cerberus Business Finance, LLC as successor administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Administrative Agent and certain lenders constituting Required Lenders entered into that certain Forbearance Agreement, dated as of August 8, 2014, as amended by that certain First Amendment to Forbearance Agreement entered into on September 3, 2014, and effective as of August 28, 2014, as amended by that certain Second Amendment to Forbearance Agreement dated as of September 23, 2014, as amended by that certain Third Amendment to Forbearance Agreement dated as of October 3, 2014 (as further amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”);

WHEREAS, the Borrower, FBR Capital Markets LT, Inc., in its capacity as administrative agent (as succeeded by the Administrative Agent) and the Lenders entered into that certain Credit Agreement dated as of April 15, 2011, as amended by that First Amendment, dated as of September 14, 2012; the Second Amendment and Limited Waiver, dated as of July 25, 2013; the Third Amendment to Credit Agreement dated as of November 5, 2013; and the Fourth Amendment to Credit Agreement, dated as of July 28, 2014 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders have extended credit to the Borrower in the form of Term Loans;

WHEREAS, each of the Specified Defaults identified in the Forbearance Agreement is continuing;

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend the Forbearance Agreement on the terms and subject to the conditions set forth in this Amendment; and

WHEREAS, the Administrative Agent and the Consenting Lenders are willing to so amend the Forbearance Agreement on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                         DEFINITIONS

All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Forbearance Agreement, or, if not defined therein, in the Credit Agreement.

SECTION 2.                         ACKNOWLEDGMENTS

2.1                               Recitals.  Each party hereto acknowledges and affirms that the recitals set forth above are true and correct.  Such recitals are incorporated herein by reference.

2.2                               Acknowledgments Regarding Specified Defaults.  Each Loan Party acknowledges that each of the Specified Defaults is continuing.

SECTION 3.                         AMENDMENTS TO FORBEARANCE AGREEMENT

3.1                               Forbearance Period.  Section 3.1 of the Forbearance Agreement is hereby amended by amending and restating clause (i) therein in its entirety as follows:

“(i) on October 23, 2014; and”

SECTION 4.                         CONDITIONS PRECEDENT

4.1                               Effective Date.  This Amendment shall become effective on and as of October 9, 2014 (the “Effective Date”), so long as each of the following conditions precedent shall have been satisfied or waived, as determined by the Administrative Agent, on or prior to such date:

(a)                                 Forbearance Agreement.  The Administrative Agent shall have received this Amendment, duly executed and delivered by each Loan Party.

(b)                                 ABL Forbearance Agreement.  The Administrative Agent shall have received an amendment to the ABL Forbearance Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Consenting Lenders, duly executed and delivered by the Loan Parties, the ABL Required Lenders, and the ABL Agent.

(c)                                  Payment of Costs, Expenses and Fees.  The Borrower shall have paid all invoiced costs and expenses of Klee, Tuchin, Bogdanoff & Stern LLP, counsel to the Administrative Agent.

SECTION 5.                         MISCELLANEOUS

5.1                               Costs, Fees and Expenses.  Without limiting the obligations of any Loan Party under the Loan Documents, the Borrower ratifies and reaffirms its reimbursement and indemnification obligations under Section 9.5 of the Credit Agreement, including without limitation, its obligation to pay all out-of-pocket costs and expenses, including without limitation, the fees and disbursements of counsel, incurred by the Administrative Agent and each Lender in connection with this Amendment and the administration and enforcement of the

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Forbearance Agreement and the transactions contemplated hereby.  The Borrower further agrees to pay or reimburse each Lender for all its reasonable costs and expenses incurred in connection the Forbearance Agreement, the Credit Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and the fees and expenses of any accountants and financial advisors engaged by any Lender.

5.2                               Full Force and Effect of Forbearance Agreement and Credit Agreement.  Except as expressly amended by this Amendment, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.   The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Forbearance Agreement, the Credit Agreement or any of the other Loan Documents. On and after the Effective Date, each reference in or to the “Forbearance Agreement,” “thereunder,” “thereof” or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement, as amended by this Amendment.  All representations and warranties of the Loan Parties set forth in the Forbearance Agreement shall be deemed to have been remade on the date hereof, after giving effect to this Amendment.  Each Loan Party reconfirms and ratifies the Credit Agreement, the other Loan Documents and all other documents executed in connection therewith except to the extent the Forbearance Agreement is expressly modified by this Amendment; and each Loan Party confirms that all such documents have remained in full force and effect since the date of their execution.  This Amendment (subject to Section 4 hereof) shall be effective upon execution and delivery by each Loan Party, the Administrative, Agent and the Consenting Lenders.

5.3                               Reservation of Rights and Remedies.  Except as otherwise provided for in the Forbearance Agreement, as amended by this Amendment, the Administrative Agent on behalf of the Lenders expressly reserves any and all rights and remedies available under the Forbearance Agreement, as amended hereby, the Credit Agreement and the other Loan Documents, and any other agreement or at law or in equity or otherwise.

5.4                               Loan Party Release; Covenant Not to Sue.

(a)                                 Loan Party Release.  In consideration of the delivery of this Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely and voluntarily, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, each Loan Party, for itself and on behalf its successors and assigns, and its present and former members, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, and any Person acting for or on behalf of, or claiming through it (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby waives, releases, remises and forever discharges the Administrative Agent and each Lender, and each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns,

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subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Administrative Agent or any Lender would be liable if such persons or entities were found to be liable to any Loan Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party ever had from the beginning of the world, now has, or might hereafter have against any such Releasee, which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Amendment and relate, directly or indirectly, to the Forbearance Agreement, the Credit Agreement, any other Loan Document, any Loan Party or any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment with respect to the Forbearance Agreement, the Credit Agreement or any other Loan Document, any Loan Party or the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment and the duties and obligations set forth in the Loan Documents to be performed on or after the date of this Amendment.  As to each and every Claim released hereunder, each Releasing Party waives the benefit of each provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Releasing Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims, and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)                                 Covenant Not to Sue.  Each Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to the above release.  Each Releasing Party further agrees that it shall not dispute the validity or enforceability of the Forbearance Agreement, the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents.  If any Releasing Party or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys (solely in their capacities as officers, directors, employees, agents and attorneys), or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as

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a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

5.5                               No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or the Lenders, any right, remedy, power or privilege under the Forbearance Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Amendment or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Administrative Agent and the Lenders provided under this Amendment, the Credit Agreement and the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

5.6                               Execution in Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic transmission), and all of which counterparts taken together shall be deemed to constitute one and the same instrument.  Each party hereto executing this Amendment represents that such party has the full authority and legal power to do so.

5.7                               Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8                               Indemnity, Governing Law; Jury Trial Waiver.  The provisions of Sections 7.4, 7.12 and 7.13 of the Forbearance Agreement are hereby incorporated by reference, mutatis mutandis, and shall be deemed to be a part hereof as if restated herein in their entirety.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:	UNITEK GLOBAL SERVICES, INC.

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	CFO and Treasurer

SUBSIDIARY GUARANTORS:	UNITEK ACQUISITION, INC.
PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	CFO and Treasurer

[Signature Page to UniTek Forbearance Fourth Agreement]

ADMINISTRATIVE AGENT:	CERBERUS BUSINESS FINANCE, LLC, as Administrative Agent

	By:	/s/ Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	President

[Signature Page to UniTek Forbearance Fourth Agreement]

CONSENTING LENDERS:
CETUS CAPITAL II, LLC

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

LITTLEJOHN OPPORTUNITIES MASTER FUND LP

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

SG DISTRESSED FUND, LP

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

[Signature Page to UniTek Forbearance Fourth Amendment]

CONSENTING LENDERS:
NEW MOUNTAIN FINANCE CORPORATION

By:	/s/ John R. Kline
Name:	John R. Kline
Title:	EVP & COO

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

By:	/s/ John R. Kline
Name:	John R. Kline
Title:	EVP & COO

[Signature Page to UniTek Forbearance Fourth Amendment]

CONSENTING LENDERS:
CERBERUS OFFSHORE LEVERED II LP

By: COL II GP Inc.
Its: General Partner

	By:	Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	Vice President

CERBERUS ASRS FUNDING LLC

	By:	Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	Vice President

CERBERUS ONSHORE II CLO LLC

	By:	Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	Vice President

CERBERUS AUS LEVERED II LP

By: CAL II GP LLC
Its: General Partner

	By:	Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	Vice President

[Signature Page to UniTek Forbearance Fourth Amendment]

CONSENTING LENDERS:
CERBERUS ONSHORE LEVERED II LLC

	By:	Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	Vice President

[Signature Page to UniTek Forbearance Fourth Amendment]

CONSENTING LENDERS:
MAIN STREET CAPITAL CORPORATION

	By:	Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

[Signature Page to UniTek Forbearance Fourth Amendment]

CONSENTING LENDERS:
MARBLEGATE SPECIAL OPPORTUNITIES MASTER FUND, L.P.

	By:	/s/ Andrew S. Milgram
	Name:	Andrew S. Milgram
	Title:	Managing Partner

[Signature Page to UniTek Forbearance Fourth Amendment]

CONSENTING LENDERS:
PENNANTPARK FLOATING RATE FUNDING I, LLC

By: PENNANTPARK FLOATING RATE CAPITAL LTD., as Designated Manager

	By:	/s/ Arthur H. Penn
	Name:	Arthur H. Penn
	Title:	CEO

[Signature Page to UniTek Forbearance Fourth Amendment]